Exhibit 32.2

CERTIFICATION OF THE CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Figma, Inc. (the “Company”) on Form 10-Q for the three months ended September 30, 2026, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Praveer Melwani, Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

1.The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

FIGMA, INC.

By:	/s/ Praveer Melwani
Name:	Praveer Melwani
Title:	Chief Financial Officer
(Principal Financial Officer)
Date: November 4, 2026